REVENUE	6 Months Ended
Jun. 30, 2018
REVENUE.
REVENUE

NOTE 3 – REVENUE

Adoption of IFRS 15

The Company adopted IFRS 15 effective 1 January 2018.  The standard was adopted using the modified retrospective approach which requires the Company to recognize in retained earnings at the date of adoption the cumulative effect of the application of IFRS 15 to all existing revenue contracts which were not substantially complete as of 1 January 2018.  The Company has elected the contract modification practical expedient which allows the Company to reflect the aggregate effect of all modifications prior to the date of adoption when applying the standard.  The implementation of the standard did not have an impact on the Company’s opening retained earnings, net income or cash flows.

Revenue from Contracts with Customers

The Company recognizes revenue from the sale of oil, natural gas and natural gas liquids (“NGL”s) in the period that the performance obligations are satisfied.  The Company’s performance obligations are primarily comprised of the delivery of oil, natural gas, or NGLs at a delivery point.  Each barrel of oil, MMBtu of natural gas, or other unit of measure is separately identifiable and represents a distinct performance obligation to which the transaction price is allocated.  Performance obligations are satisfied at a point in time once control of the product has been transferred to the customer through monthly delivery of oil, natural gas and NGLs.  Under certain of the Company’s marketing arrangements, the Company maintains control of the product during gathering, processing, and transportation, and these costs are recorded as lease operating expenses on the condensed consolidated statement of profit and loss.  Such fees that are incurred after control of the product has transferred are recorded as a reduction to the transaction price.

The Company’s contracts with customers typically require payment for oil, natural gas and NGL sales within one to two months following the calendar month of delivery.  The sales of oil, natural gas and NGLs typically include variable consideration that is based on pricing tied to local indices adjusted for fees and differentials and the quantity of volumes delivered. At the end of each month when the performance obligation is satisfied, the variable consideration can be reasonably estimated based on published commodity price indexes and metered production volumes, and amounts due from customers are accrued in trade and other receivables on the condensed consolidated balance sheets.  At 30 June 2018, the Company’s receivables from contracts with customers totaled $3.9 million.  Variances between the Company’s estimated revenue and actual payments are recorded in the month of payment.  These variances have not historically been material.

Disaggregation of Revenue

Below the Company has presented disaggregated revenue by product type.

	2018	2017
Six months ended 30 June	US$’000	US$’000
Oil revenue	42,986	37,505
Natural gas revenue	5,217	4,152
Natural gas liquid ("NGL") revenue	4,562	2,803
Total revenue	52,765	44,460

Of the revenue recognized during the six months ended 30 June 2018, $1.7 million was not deemed to be revenue from contracts with customers.